LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

COLLECTION PERIOD:           OCTOBER 1-31, 2003                                     PAYMENT DATE:    NOV 17 2003
DETERMINATION DATE:          NOV 10 2003                                            REPORT BRANCH:   2032

----------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                          TOTAL       CLASS A-1        CLASS A-2         CLASS A-3        CLASS A-4
----------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                       100.00%          19.20%           33.68%           17.60%          29.52%
Original Pool Balance                            250,000,000.00   48,000,000.00    84,200,000.00    44,000,000.00   73,800,000.00
Note Balance Total                               250,000,000.00   48,000,000.00    84,200,000.00    44,000,000.00   73,800,000.00
Number of Contracts                                      14,350
Class Pass Through Rates                                                 0.990%           1.114%           1.575%          2.178%
Servicing Fee Rate                                     2.20000%
Indenture Trustee Fee                                  0.00350%
Custodian Fee                                          0.02000%
Backup Servicer Fee                                    0.02150%
Insurance Premium Fee                                  0.35000%
Class C Certificate Rate                               5.00000%

Initial Weighted Average APR                          11.33010%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                           0.00000%
Initial Weighted Average Adjusted APR
      (net of Monthly Dealer Participation)
      of Remaining Portfolio                          11.33010%
Initial Weighted Average Remaining Term                   64.05
Initial Weighted Average Original Term                    67.89

----------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                         TOTAL       CLASS A-1        CLASS A-2         CLASS A-3        CLASS A-4
----------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance                               223,398,592.91   21,398,592.43    84,200,000.00    44,000,000.00   73,800,000.00
Total Note Balance                               218,202,747.70   16,202,747.70    84,200,000.00    44,000,000.00   73,800,000.00

EOP:
Number of Current Month Closed Contracts                    309
Number of Reopened Loans                                      -
Number of Contracts - EOP                                13,124
Total Pool Balance - EOP                         216,136,262.67   14,136,262.19    84,200,000.00    44,000,000.00   73,800,000.00
Total Note Balance - EOP                         210,032,516.67    8,032,516.67    84,200,000.00    44,000,000.00   73,800,000.00

Class Collateral Pool Factors                        0.84013007      0.16734410       1.00000000       1.00000000      1.00000000

Weighted Average APR of Remaining Portfolio           11.28581%
Initial Weighted Average Monthly Dealer
 Participation Fee Rate                                0.00001%
Initial Weighted Average Adjusted APR
      (net of Monthly Dealer Participation)
      of Remaining Portfolio                          11.28580%
Weighted Average Remaining Term                           60.05
Weighted Average Original Term                            68.07

Class A Applicable Percentage                        100.00000%


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                   CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:            Principal                                                  3,200,726.10
                             Interest                                                   2,078,940.06
Early Payoffs:               Principal Collected                                        3,401,825.10
                             Early Payoff Excess Servicing Compensation                       269.29
                             Early Payoff Principal Net of Rule of 78s Adj.             3,401,555.81            254
                             Interest                                                      31,594.64
Liquidated Receivable:       Principal Collected                                           89,149.42
                             Liquidated Receivable Excess Servicing Compensation                0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.       89,149.42             55
                             Interest                                                        (541.47)
Cram Down Loss:              Principal                                                          0.00
Purchase Amount:             Principal                                                          0.00              0
                             Interest                                                           0.00
                             Total Principal                                            6,691,431.33
                             Total Interest                                             2,109,993.23
                             Total Principal and Interest                               8,801,424.56
Recoveries                                                                                157,076.10
Excess Servicing Compensation                                                                 269.29
Late Fees & Miscellaneous Fees                                                             29,596.07
Collection Account Customer Cash                                                        8,988,366.02
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                        5,286.84
Supplemental Enhancement Account Investment Income                                          7,784.78
Available Funds                                                                         9,001,437.64


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION                                                                                AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          9,001,437.64
Monthly Dealer Participation Fee                                               1.10       9,001,436.54           0.00
Prior Unpaid Dealer Participation Fee                                          0.00       9,001,436.54
Servicing Fees:                   Current Month Servicing Fee            409,564.09
                                  Prior Period Unpaid Servicing Fee            0.00
                                  Late Fees & Miscellaneous Fees          29,596.07
                                  Excess Servicing Compensation              269.29
                                     Total Servicing Fees:               439,429.45       8,562,007.09           0.00
Indenture Trustee Fee                                                        636.42       8,561,370.67           0.00
Custodian Fee                                                              3,723.31       8,557,647.36           0.00
Backup Servicer Fee                                                        4,002.56       8,553,644.80           0.00
Prior Unpaid Indenture Trustee Fee                                             0.00       8,553,644.80           0.00
Prior Unpaid Custodian Fee                                                     0.00       8,553,644.80           0.00
Prior Unpaid Backup Servicing Fee                                              0.00       8,553,644.80           0.00


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                     AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:                Current Month                     14,703.99     8,538,940.81           0.00
                                        Prior Carryover Shortfall              0.00     8,538,940.81
Class A-2 Note Interest:                Current Month                     78,165.67     8,460,775.14           0.00
                                        Prior Carryover Shortfall              0.00     8,460,775.14
Class A-3 Note Interest:                Current Month                     57,750.00     8,403,025.14           0.00
                                        Prior Carryover Shortfall              0.00     8,403,025.14
Class A-4 Note Interest:                Current Month                    133,947.00     8,269,078.14           0.00
                                        Prior Carryover Shortfall              0.00     8,269,078.14
Class A-1 Note Principal:               Current Month                  7,262,330.24     1,006,747.90           0.00
                                        Prior Carryover Shortfall              0.00     1,006,747.90
Class A-2 Note Principal:               Current Month                          0.00     1,006,747.90           0.00
                                        Prior Carryover Shortfall              0.00     1,006,747.90
Class A-3 Note Principal:               Current Month                          0.00     1,006,747.90           0.00
                                        Prior Carryover Shortfall              0.00     1,006,747.90
Class A-4 Note Principal:               Current Month                          0.00     1,006,747.90           0.00
                                        Prior Carryover Shortfall              0.00     1,006,747.90
Certificate Insurer:                    Reimbursement Obligations              0.00     1,006,747.90           0.00
                                        Premium                           61,524.29       945,223.61           0.00
Class C Interest Payment Amount:        Current Month                     41,666.67       903,556.94           0.00
                                        Prior Carryover Shortfall              0.00       903,556.94           0.00
Supplemental Enhancement Account:       Reimbursement                          0.00       903,556.94           0.00

Expenses:                               Trust Collateral Agent                 0.00       903,556.94           0.00
                                        Indenture Trustee                      0.00       903,556.94           0.00
                                        Backup Servicer                        0.00       903,556.94           0.00
                                        Custodian                              0.00       903,556.94           0.00
Distribution to (from) the Spread Account                                903,556.94             0.00
Distribution (from) the Supplemental Enhancement Account                       0.00             0.00

----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
----------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:   BOP Liquidated Receivable Principal Balance         660,048.33
                          Liquidation Principal Proceeds                       89,149.42
                          Principal Loss                                      570,898.91
                          Prior Month Cumulative Principal Loss LTD         1,045,616.79
                          Cumulative Principal Loss LTD                     1,616,515.70

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:        # OF CONTRACTS           AMOUNT        % OF TOTAL POOL BALANCE
Current                         10,690.00       181,093,995.30             83.79%
1-29 Days                        2,195.00        32,084,501.45             14.84%
30-59 Days                         123.00         1,400,775.42              0.65%
60-89 Days                          68.00           970,194.70              0.45%
90-119 Days                         35.00           477,455.54              0.22%
120 Days or More                    13.00           109,340.26              0.05%
Total                           13,124.00       216,136,262.67            100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                      Trigger          Trigger      Event of Default    Event of
                                     Current Month   Threshold          Event          Threshold        Default
Average Delinquency Ratio                 0.91955%     6.00%             NO              8.00%             NO
Cumulative Default Rate                      0.93%     4.84%             NO              5.08%             NO
Cumulative Loss Rate                         0.42%     2.42%             NO              2.79%             NO

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                                   CERTIFICATE INVENTORY                                            RECOVERY INVENTORY
                                      # OF CONTRACTS       AMOUNT *                                   # OF CONTRACTS    AMOUNT *
Prior Month Inventory                        22          320,757.50   Prior Month Inventory                 3          72,593.13
Repurchased                                   0                0.00   Repurchased                           0               0.00
Adjusted Prior Month Inventory               22          320,757.50   Adjusted Prior Month Inventory        3          72,593.13
Current Month Repos                          29          558,811.47   Current Month Repos                  25         385,528.35
Repos Actually Liquidated                    19          272,070.79   Repos from Trust Liquidation          0               0.00
Repos Liquidated at 60+ or 150+               0                0.00   Repos Actually Liquidated            20         327,707.37
Dealer Payoff                                 0                0.00   Dealer Payoff                         0               0.00
Redeemed / Cured                              0                0.00   Redeemed / Cured                      0               0.00
Purchased Repos                               0                0.00   Purchased Repos                       0               0.00
Current Month Inventory                      32          607,498.18   Current Month Inventory               8         130,414.11

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:

                             # OF CONTRACTS              AMOUNT
Current Month Balance               55                 660,048.33
Cumulative Balance                 131               1,836,188.10
Current Month Proceeds                                  88,607.95
Cumulative Proceeds                                    218,409.69
Current Month Recoveries                               157,076.10
Cumulative Recoveries                                  575,408.26

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                          SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:

                                               Balance            Units                     Balance           Units
Prior Month                                        0.00            0.00                      0.00              0.00
Current Trust Liquidation Balance                  0.00            0.00                      0.00              0.00
Current Monthly Principal Payments                 0.00
Reopened Loan Due to NSF                      17,354.98            2.00
Current Repurchases                                0.00            0.00
Current Recovery Sale Proceeds                     0.00           (1.00)
Deficiency Balance of Sold Vehicles                0.00
EOP                                           17,354.98            1.00                      0.00              0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
----------------------------------------------------------------------------------------------------------------------------------
     SPREAD ACCOUNT RECONCILIATION
                                                                          REQUISITE AMOUNT:   5,625,000.00
Total Deposit                                             5,625,000.00
BOP Balance                                               5,625,000.00
Remaining Distribution Amount                               903,556.94
Investment Income                                             4,343.85
Current Month Draw                                                   -
EOP Balance Prior to Distribution                         6,532,900.79

Spread Account Release Amount                               907,900.79

EOP Balance                                               5,625,000.00

   Class A Principal Payment Amount                         907,900.79
Class C Supplemental Interest and Carryover Shortfall                -
   Class R Certificateholder Distribution                            -

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                            10,000,000.00
BOP Balance                                              10,000,000.00
Supplemental Enhancement Account Deposit                             -
Current Month Draw                                                   -
Class C Supplemental Enhancement Amount Before Release   10,000,000.00

Supplemental Enhancement Account Release Amount                      -

EOP Balance                                              10,000,000.00

OVERCOLLATERALIZATION AMOUNT                              6,103,746.00

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                   21,728,746.00           10.05%

REQUIRED TOTAL ENHANCEMENT AMOUNT                        23,774,988.89           11.00%


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

----------------------------------------------------------------------------------------------------------------------------------
     CUMULATIVE LOSS:                                                CUMULATIVE GROSS DEFAULT:
----------------------------------------------------------------------------------------------------------------------------------
     UP TO MONTH                 TRIGGER EVENT     EVENT OF DEFAULT  UP TO MONTH     TRIGGER EVENT      EVENT OF DEFAULT
                      3              1.21%              1.53%                    3         2.42%             2.78%
                      6              2.42%              2.79%                    6         4.84%             5.08%
                      9              3.03%              3.56%                    9         5.75%             6.47%
                     12              4.84%              5.08%                   12         9.08%             9.23%
                     15              5.50%              5.77%                   15        10.45%            10.50%
                     18              6.60%              6.92%                   18        13.20%            12.59%
                     21              7.20%              8.08%                   21        13.85%            14.69%
                     24              7.98%              8.77%                   24        14.50%            15.94%
                     27              8.49%              9.47%                   27        15.44%            17.21%
                     30              9.26%             10.15%                   30        16.83%            18.46%
                     33              9.77%             10.85%                   33        17.77%            19.73%
                     36             10.29%             11.31%                   36        18.70%            20.57%
                     39             10.55%             11.54%                   39        19.18%            20.98%
                     42             10.80%             12.00%                   42        19.64%            21.82%
                     45             10.80%             12.00%                   45        19.64%            21.82%
                     48             10.80%             12.00%                   48        19.64%            21.82%
                     51             10.80%             12.00%                   51        19.64%            21.82%
                     54             10.80%             12.00%                   54        19.64%            21.82%
                     57             10.80%             12.00%                   57        19.64%            21.82%
                     60             10.80%             12.00%                   60        19.64%            21.82%
                     63             10.80%             12.00%                   63        19.64%            21.82%
                     66             10.80%             12.00%                   66        19.64%            21.82%
                     69             10.80%             12.00%                   69        19.64%            21.82%
                     72             10.80%             12.00%                   72        19.64%            21.82%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
     Up to Month             Trigger Event         Event of Default
                          12                 6.00%          8.00%
                          24                 7.00%          9.00%
                          72                 8.00%         10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of October 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2003.



/s/ Marie E. Persichetti
------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
------------------------------
Maureen E. Morley
Vice President and Controller